SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 23, 2011
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MMEX Mining Corporation
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-152608 (Commission File Number)	26-1749145 (IRS Employer Identification Number)

2626 Cole Avenue, Suite 610
Dallas, Texas 75204
 (Address of principal executive offices)

Registrant's telephone number, including area code:    (214) 880-0400

Management Energy, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2011, we amended our articles of incorporation to change our corporate name from Management Energy, Inc. to “MMEX Mining Corporation.”  On February 23, 2011, we issued a press release regarding this matter.  A copy of this press release is filed as Exhibit 99.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The amendment to our articles of incorporation described in Item 5.03 above was approved by the written consent of holders of approximately 58.4% of our outstanding common stock, in accordance with the provisions of the corporation laws of the state of Nevada.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX MINING CORPORATION

Date: February 23, 2011	By:	/s/ Jack W. Hanks
Jack W. Hanks, President and Chief Executive Officer